FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                Date of Report:  December 6, 1996
                (Date of earliest event reported)


LEVITZ FURNITURE INCORPORATED      LEVITZ FURNITURE CORPORATION
 (Exact name of registrant as      (Exact name of registrant as
  specified in its charter)        specified in its charter)




             Delaware                        Florida

(State or other jurisdiction of    (State or other jurisdiction of
incorporation)                     incorporation)

             1-12046                         1-5787

(Commission File Number)           (Commission File No.)

             23-2351830                      23-1657490
(IRS Employer Identification No.)  (IRS Employer Identification No.)


                    6111 Broken Sound Parkway, N.W.
                    Boca Raton, Florida 33487-2799
                            (561) 994-6006

(Address including zip code, and telephone number including area code of registrants' principal executive offices)

Item 5.   Other Events.

    Effective on December 6, 1996 Levitz Furniture Corporation, a Florida corporation ("LFC"), and certain of its wholly-owned subsidiaries, executed Amendment No. 1 to the Credit Agreements dated as of July 1, 1996 between LFC and such wholly-owned subsidiaries, as Borrowers, and BT Commercial Corporation, as agent and the several lenders parties thereto, as Lenders (the "Senior Secured Facilities"). Such Amendment No. 1 revised downward the Interest Coverage covenant contained in the Senior Secured Facilities. LFC is a wholly-owned subsidiary of Levitz Furniture Incorporated, a Delaware corporation.

    A copy of such Amendment No. 1 is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

    (a)   Financial statements of business acquired:

          Not applicable.

    (b)   Pro Forma financial information:

          Not applicable.

    (c)   Exhibits:

          99  Amendment No. 1 to Credit Agreements
              dated as of December 6, 1996.


                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEVITZ FURNITURE INCORPORATED



                                   By:  /s/  Edward P. Zimmer
                                      -------------------------

                                       Name:  Edward P. Zimmer
                                       Title: Vice President


Date: December 6, 1996


EXHIBIT 99

                                AMENDMENT NO. 1
                                      TO
                               CREDIT AGREEMENTS


     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENTS ("Amendment") is dated as of December 6, 1996, by and among LEVITZ FURNITURE CORPORATION, a Florida corporation ("LFC"), LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation ("LFC Midwest"), LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation ("LFC Pacific"), LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation ("LFC Washington") and JOHN M. SMYTH COMPANY, an Illinois corporation ("Smyth") (LFC, LFC Midwest, LFC Pacific, LFC Washington and Smyth sometimes hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"); LFC, acting in its capacity as borrowing agent for the Borrowers (LFC, in such capacity, the "LFC Funds Administrator"); BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC"), acting in its capacity as agent (in such capacity, hereinafter referred to as the "Tranche A Agent") under the "Tranche A Credit Agreement" (as hereinafter defined); BTCC, acting in its capacity as agent (in such capacity, hereinafter referred to as the "Tranche B Agent") under the "Tranche B Credit Agreement" (as hereinafter defined); and each of the "Lenders" (as defined in the Tranche A Credit Agreement) and "Tranche B Lenders" (as defined in the Tranche A Credit Agreement). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the "Credit Agreements" (as hereinafter defined).


                                  WITNESSETH:

     WHEREAS, Borrowers, the Tranche A Agent and the Lenders have entered into that certain Credit Agreement dated as of July 1, 1996, (the "Tranche A Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrowers;

     WHEREAS, Borrowers, the Tranche B Agent and the Tranche B Lenders have entered into that certain Credit Agreement dated as of July 1, 1996 (the "Tranche B Credit Agreement"), pursuant to which the Tranche B Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrowers;

     WHEREAS, Borrowers have requested that the Tranche A Agent and Tranche B Agent (sometimes hereinafter referred to collectively as the "Agents") and the Lenders and Tranche B Lenders (sometimes hereinafter referred to collectively as the "Lenders") amend the Tranche A Credit Agreement and Tranche B Credit Agreement (sometimes hereinafter referred to collectively as the "Credit Agreements"); and

     WHEREAS, Lenders and Agents have agreed to amend the respective Credit Agreements, on the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

     1. Amendment to Credit Agreements. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 2 below, and in reliance upon the representations and warranties of Borrowers set forth herein, each of the Credit Agreements is hereby amended as follows:

          1.1 Section 8.1 of each of the Credit Agreements is hereby deleted in its entirety and the following language is hereby substituted therefor:

          8.1  Interest Coverage.

          The Borrowers shall not permit the ratio of EBITDA to Interest Expense, in each case of the Consolidated Entity as the end of any period set forth below; to be less than the ratio set forth opposite such period:

          Period                                       Ratio

     Nine months ending December 31, 1996         1.0 to 1.0
     Twelve months ending March 31, 1997          1.0 to 1.0
     Twelve months ending June 30, 1997           1.0 to 1.0
     Twelve Months Ending September 30, 1997      1.0 to 1.0

     For each twelve month period ending
     as of the end of each fiscal quarter
     during the period commencing
     October 1, 1997 through and including
     June 30, 1998                                1.4 to 1.0

     For each twelve month period ending
     as of the end of each fiscal quarter
     thereafter until the fifth anniversary
     of the Closing Date                          1.5 to 1.0


     2. Conditions Precedent. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

          (a) Agent shall have received twelve (12) copies of this Amendment, duly executed by the LFC Funds Administrator, each of the Borrowers and each of the Lenders; and

          (b) Agent shall have received in immediately available United States dollars for the ratable benefit of the Lenders a fee in the amount of $75,000.00.

     3.   Representations, Warranties and Covenants.

          3.1 Each of the Borrowers hereby represents and warrants to each of the Agents and Lenders that, after giving effect to this Amendment:

          (a) All representations and warranties contained in each of the Credit Agreements and the other Transaction Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date);

          (b) No Default or Event of Default has occurred which has not been waived (or, in the case of an Event of Default, cured) pursuant to the terms of the Credit Agreements;

          (c) this Amendment, and each of the Credit Agreements as amended hereby, constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and are enforceable against such Persons in accordance with their respective terms; and

          (d) the execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person, except such consents and approvals as shall have been obtained.

     4. Reference to and Effect on the Credit Agreements and the Other Credit Documents.

          4.1 Upon the effectiveness of this Amendment, each reference in each of the Credit Agreements to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Transaction Documents to the "Credit Agreement," the "Tranche A Credit Agreement" and/or the "Tranche B Credit Agreement shall in each case mean and be a reference to the respective Credit Agreements as amended hereby.

          4.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of either of the Agents or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of either of the Credit Agreements or any of the other Transaction Documents and
(ii) all respective terms and conditions of the Credits Agreement, the other Transaction Documents and all other documents, instruments, amendments and agreements executed and/or delivered by the Borrowers and/or the LFC Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agents and each of the Lenders shall in no way obligate the Agents or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreements or any of the other Credit Documents, whether of a similar or different nature.

     5. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.



                           [SIGNATURE PAGES FOLLOW]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                         LFC FUNDS ADMINISTRATOR:

                         LEVITZ FURNITURE CORPORATION, a Florida
                         corporation, in its capacity as LFC
                         Funds Administrator


                         By:       /s/ Patrick J. Nolan
                              ------------------------------
                         Name:     Patrick J. Nolan
                         Title:    Vice President

                         BORROWERS:

                         LEVITZ FURNITURE CORPORATION, a Florida
                         corporation


                         By:       /s/ Patrick J. Nolan
                              ------------------------------
                         Name:     Patrick J. Nolan
                         Title:    Vice President


                         LEVITZ FURNITURE COMPANY OF THE MIDWEST,
                         INC., a Colorado corporation


                         By:       /s/ Patrick J. Nolan
                              ------------------------------
                         Name:     Patrick J. Nolan
                         Title:    Vice President

                         LEVITZ FURNITURE COMPANY OF THE PACIFIC,
                         INC., a California corporation


                         By:       /s/ Patrick J. Nolan
                              ------------------------------
                         Name:     Patrick J. Nolan
                         Title:    Vice President

                         LEVITZ FURNITURE COMPANY OF WASHINGTON,
                         INC., a Washington corporation


                         By:       /s/ Patrick J. Nolan
                              ------------------------------
                         Name:     Patrick J. Nolan
                         Title:    Vice President

                         JOHN M. SMYTH COMPANY, an Illinois
                         corporation


                         By:       /s/ Patrick J. Nolan
                              ------------------------------
                         Name:     Patrick J. Nolan
                         Title:    Vice President

                         AGENTS:

                         BT COMMERCIAL CORPORATION, in its
                         respective capacities as Tranche A Agent and Tranche B Agent


                         By:       /s/ Wayne D. Hillock
                              ------------------------------
                              Wayne D. Hillock
                              Senior Vice President

                         LENDERS:

                         BT COMMERCIAL CORPORATION


                         By:       /s/ Wayne D. Hillock
                              ------------------------------
                              Wayne D. Hillock
                              Senior Vice President

                         SANWA BUSINESS CREDIT CORPORATION


                         By:  _____________________________________
                         Name:     ________________________________
                         Title:    ________________________________


                         LASALLE NATIONAL BANK


                         By:       /s/ Christopher G. Clifford
                              --------------------------------
                         Name:     Christopher G. Clifford
                         Title:    Sr. Vice President


                         CONGRESS FINANCIAL CORPORATION (CENTRAL)


                         By:       /s/ Steven Linderman
                              ------------------------------
                         Name:     Steven Linderman
                         Title:    Vice President


                         HELLER BUSINESS CREDIT, INC.


                         By:       /s/ Dwayne L. Coker
                              ------------------------------
                         Name:     Dwayne L. Coker
                         Title:    Vice President


                         TRANSAMERICA BUSINESS CREDIT CORPORATION


                         By:  _____________________________________
                         Name:     ________________________________
                         Title:    ________________________________


                         FINOVA CAPITAL CORPORATION


                         By:       /s/ Pete Martinez
                              ------------------------------
                         Name:     Pete Martinez
                         Title:    Assistant Vice President


                         APOLLO INVESTMENT FUND III, L.P.

                         By:  APOLLO ADVISORS II, L.P., its General Partner

                              By:  APOLLO CAPITAL MANAGEMENT II, INC.
                                   its General Partner

                                   By:       /s/ Josh Harris
                                        --------------------
                                   Name:     Josh Harris
                                   Title:    Vice President


                         APOLLO OVERSEAS PARTNERS III, L.P.

                         By:  APOLLO ADVISORS II, L.P.,
                              its Managing General Partner

                              By:  APOLLO CAPITAL MANAGEMENT II, INC., its
                                   General Partner

                                   By:       /s/ Josh Harris
                                        --------------------
                                   Name:     Josh Harris
                                   Title:    Vice President


                         APOLLO (U.K.) PARTNERS III, L.P.,

                         By: APOLLO ADVISORS II, L.P., its Managing General Partner

                              By:  APOLLO CAPITAL MANAGEMENT II, INC.
                                   its General Partner

                                   By:       /s/ Josh Harris
                                        --------------------
                                   Name:     Josh Harris
                                   Title:    Vice President